SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        ELLIGENT CONSULTING GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)  Total fee paid:
    [  ] Fee paid previously with preliminary materials:
    [  ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                           --------------------
         3)   Filing Party:
                           ----------------------------------------------------
         4)   Date Filed:
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
                                    CONTENTS

NOTICE OF ANNUAL MEETING OF SHARE OWNERS...................................... 1

GENERAL INFORMATION ABOUT VOTING.............................................. 2

ELECTION OF DIRECTORS......................................................... 4

APPROVAL OF AUDITORS.......................................................... 5

APPROVAL OF 1998 STOCK OPTION PLAN............................................ 6

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES................................ 8

EXECUTIVE COMPENSATION........................................................10

OWNERSHIP OF OUR COMMON STOCK.................................................11

OTHER MATTERS.................................................................11

ANNUAL REPORT.................................................................12

SHARE OWNERS' PROPOSALS FOR THE
  2000 ANNUAL MEETING OF SHARE OWNERS.........................................12

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 1

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
--------------------------------------------------------------------------------
9:00 a.m. (EDT), June 10, 1999
Le Parker Meridien Hotel
110 West 57th Street
New York, New York 10019
--------------------------------------------------------------------------------

May 18, 1999

To the Share Owners:

Elligent Consulting Group, Inc.'s 1999 Annual Meeting of Share Owners will be held in the Salon Concorde on the third floor of Le Parker Meridien Hotel at 110 West 57th Street, New York, New York, on Thursday, June 10, 1999, at 10:00 a.m.
(EDT), to address all matters that may properly come before the meeting. Following a report on Elligent's business operations, the share owners will vote on:

      (1)   Election of six Directors;
      (2)   Approval of the appointment of Independent Auditors for 1999;
      (3)   Approval of the 1998 Stock Option Plan; and
      (4) Any other matters that may properly come before the meeting or any adjournments.

Share owners of record at the close of business on April 30, 1999, will be entitled to vote at the meeting and any adjournments. The list of share owners entitled to vote at this meeting is available at the offices of Elligent Consulting Group, Inc., 152 West 57th Street, New York, New York 10019, for examination by any share owner.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO VOTE IN PERSON SHOULD YOU DECIDE TO ATTEND THE MEETING.

Edwin T. Brondo
Secretary

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 2

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your Common Stock to be represented at the 1999 Annual Meeting of Share Owners, and any adjournments of that meeting, by the persons who are named on the enclosed proxy card to you in connection with this request on May 18, 1999. The Meeting is scheduled to occur on June 10, 1999. "We," "our," "Elligent" and the "Corporation" refer to Elligent Consulting Group, Inc.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

If you are a holder of our Common Stock, par value $0.001 per share, on our records at the close of business on April 30, 1999, (the "Record Date" for the Meeting) you are entitled to vote at the Meeting. On the Record Date, we had 14,857,226 shares of our Common Stock issued and outstanding. Each issued and outstanding share of Common Stock will be entitled to one vote on each matter to be voted on at the Meeting and can be voted only if the owner of record is present to vote or is represented by proxy.

HOW ARE VOTES COUNTED?

The holders of a majority in interest of all stock issued, outstanding and entitled to vote are required to be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are treated in the same manner as shares present or represented at the Meeting for purposes of determining the existence of a quorum.

For proxy item 1, the six nominees for director who receive the most votes will be elected. If you do not vote for a nominee, or you indicate "withhold authority to vote" on your proxy card, your vote will not count for or against any nominee.

The affirmative votes of holders of at least a majority of the shares of the Common Stock present in person, or represented by proxy, and entitled to vote at the Meeting are required to decide proxy items 2 and 3 and any other business that properly comes before the Meeting.

The total number of votes that are cast "for" proposals 2 and 3 will determine whether the proposals are adopted. Abstentions are counted in determining the total number of votes cast. While not counted as votes "for" or "against" a proposal, abstentions have the same effect as votes against a proposal. Broker non-votes are not counted in determining the number of votes cast. (A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter. The broker will indicate this on the proxy card.)

WHAT HAPPENS IF I VOTE BY PROXY?

If you sign, date and return the enclosed proxy card in time for the Meeting and do not subsequently revoke it, your shares will be voted in accordance with your instructions as marked on the proxy card. If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your shares will be voted FOR the proxy items numbered (1), (2) and (3) on the proxy card.

We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 3

If the meeting is adjourned, your Common Stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

CAN I REVOKE MY PROXY CARD
INSTRUCTIONS?

You may revoke your proxy at any time before it is exercised by returning to us another properly signed proxy card representing such shares and bearing a later date or by delivering a written revocation letter to Edwin T. Brondo, Secretary of the Corporation. Mr. Brondo's mailing address is Elligent Consulting Group, Inc., 152 West 57th Street, 40th floor, New York, New York 10019. If you attend the Meeting, you may vote in person even though you have previously sent in a proxy card and your vote at the meeting will supercede your vote submitted on your proxy card.

WHAT DO I NEED TO DO IF I PLAN TO
ATTEND THE ANNUAL MEETING?

If you are a holder of record of shares of our Common Stock and you plan to attend the Annual Meeting, you need only bring a form of personal identification with you in order to be admitted to the Meeting. If you are not a record holder of shares but hold our Common Stock through a bank or broker, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you hold your shares through a broker or bank and want to vote in person at the Meeting, you will need to contact the registered holder of your shares and obtain a proxy card in your name from that registered holder.

WHO PAYS THE EXPENSES OF THIS
SOLICITATION?

We bear the cost of preparing, assembling and mailing the Notice, Proxy Statement and proxy card for the Meeting. We have retained ADP Proxy Services to assist in the solicitation of proxies and we will compensate them in an estimated amount of $900 plus reasonable out-of-pocket expenses for this service. In addition to such solicitation and solicitation by use of the mails, employees of the holding company may solicit proxies, by personal interview, by telephone or by other means of communication, without any additional compensation. We will also provide persons, firms, banks and corporations holding shares in their names, or in the names of their nominees, which in either case are beneficially owned by others, with proxy materials for transmittal to the beneficial owners and we will reimburse the record holders for their reasonable expenses in transmitting those materials.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 4

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

INFORMATION ABOUT THE NOMINEES

An entire Board of Directors, consisting of six directors, is to be elected at the Annual Meeting. Each director elected will hold office for a one year term that will begin on July 1, 1999, and expire on June 30, 2000. If any director resigns or otherwise is unable to complete his or her term of office, the Board will appoint another director for the remainder of the resigning director's term.

Each Director will continue in office until the Director's term expires and until his successor is elected and qualified or until his earlier death, resignation or removal.

The Board has nominated the five currently serving directors: Andreas Typaldos, Edwin T. Brondo, Scott Newman, Michel Berty and Lloyd T. Rochford to serve on the Board for the following year. In addition, the board has nominated a new director Peter I. Cittadini to stand for election to the board for the following year. This will increase the size of the board from five to six members.

Information with respect to the nominees is set forth below.

We have made inquiries and we believe that each of the nominees will be willing and able to serve if elected. If any nominee is unwilling or unable to serve, discretionary authority is reserved to vote for a substitute chosen by the Board of Directors, or the Board may reduce the number of Directors.


ANDREAS TYPALDOS
(age 52)

Chairman of the Board and President. Mr. Typaldos was founder, President and CEO of Computron Software, Inc., an international public software and consulting company until 1996. He is also founder, Chairman, and major shareholder of Enikia, LLC, an advanced home networking and communications company. Mr. Typaldos was nominated to serve as chairman of the board of the Registrant effective August 1, 1998.

Edwin T. Brondo
(age 51)

Director and member of the Audit Committee, Executive Vice President, Chief Financial Officer, Secretary and Treasurer. Mr. Brondo was Vice President of First Albany Companies, Inc. and Senior Vice President, Chief Administrative Officer of First Albany Corporation from May 1993 until December 1997. Mr. Brondo currently serves as a director of Computron Software, Inc. a company listed on the American Stock Exchange. During the last five years Mr. Brondo was a senior consultant at Comtex Information System, Inc. and a senior financial executive at Bankers Trust Company. He has also held senior positions at Goldman Sachs & Co., Morgan Stanley & Co. and G.A. Saxton.

Scott Newman
(age 39)

Director and Vice President. Mr. Newman is co-founder and president of Conversion Services International, Inc. and has served in that capacity since its founding in 1989.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 5


MICHEL BERTY
(age 59)

Director and member of the Audit and Compensation Committees. Mr. Berty is currently a member of the board of directors of Mastech, a large public consulting services company. He is also the Chairperson of Zmax, a Year 2000 NASDAQ company, a member of the board of directors of LEVEL 8, Merant, Sapiens International, Ascent Logic Corporation and BuySmart, Inc., and is a former CEO of Cap Gemini America, a $700 million consulting services company, and member of the executive committee of Cap Gemini Sogeti, a $5 billion consulting services company. Mr. Berty has been a member of our board of directors since August 27, 1998.

Lloyd T. Rochford
(age 52)

Director and member of the Audit and Compensation Committees. In February of 1989, Mr. Rochford founded Magnum Hunter Resources, Inc. and served as a director and as its Chief Executive Officer through the end of 1995. Commencing in January of 1996 through June of 1997, Mr. Rochford served as Magnum's Chairman of the Board of Directors. Magnum is engaged in the exploration for and the production of oil and gas and is a company listed on the American Stock Exchange. Since his resignation from Magnum, Mr. Rochford pursued his own personal business interests until being elected a director of the Corporation in July of 1997. Mr. Rochford served as chairman of the board until August 1, 1998.

Peter I. Cittadini
(Age 43)

Mr. Chittadini has been nominated for election to the board. If elected the board size will increase to six. Mr. Cittadini has 20 hears experience as an executive in the relational database and software industry and joined Actuate in 1995. Prior to Actuate, he spent three years at Interleaf, Inc., most recently as Senior Vice President of Worldwide Operations, where he was responsible for worldwide sales, marketing, customer support and services of this $120 million company. At Interleaf, Mr. Cittadini successfully redirected the corporation to focus on the lucrative integrated document management market. Prior to Interleaf, he spent six years at Oracle Corp., where he was Vice President, Northeast Division, and led Oracle's most successful sales operation. Mr. Cittadini has also held sales management and technical positions at Applied Data Research, CSC Infonet and MacMillan, Inc. He has a BA in Liberal Arts from Boston College.

                YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION
                    OF THE FIVE NOMINEES UNDER PROPOSAL NO. 1

                              APPROVAL OF AUDITORS
                                 (PROXY ITEM 2)

Our Board of Directors, acting upon the recommendation of its Audit Committee, has selected the firm of Moore Stephens, P.C., certified public accountants, 340 North Avenue, Cranford, New Jersey 07016-2496, as independent accountants to examine our financial statements for the year ending December 31, 1999, and to perform other appropriate accounting services. Moore Stephens audited our financial statements for the transition period from August 1, 1998, to December 31, 1998. A resolution will be presented to the Annual Meeting to ratify this selection. Representatives of Moore Stephens will be available to answer questions at the Annual Meeting and are free to make statements during the meeting. The affirmative vote of a majority of our common stock holders entitled to vote and represented at the meeting is needed to ratify the selection. If the share owners do not ratify the appointment of Moore Stephens, the selection of independent accountants will be reconsidered by the Board of Directors.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 6

For the fiscal year ended July 31, 1998, Hansen, Barnett & Maxwell, P.C. provided our audit services, including the examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with other filings with the Commission, and consultation in connection with various audit-related and accounting matters. The Company does not expect that representatives of Moore Stephens nor Hansen, Barnett & Maxwell will be present at the annual meeting.

We selected Moore Stephens because of the increased size and complexity of our operations and the greater ability of Moore Stephens to provide accounting support in the geographic areas in which we operate. None of the financial statements prepared by Hansen, Barnett & Maxwell or Moore Stephens contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

The Proxies will vote in favor of ratifying the selection of Moore Stephens unless instructions to the contrary are indicated on the accompanying proxy form.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2.

                       APPROVAL OF 1998 STOCK OPTION PLAN
                                 (PROXY ITEM 3)

The Compensation Committee adopted the 1998 Stock Option Plan and recommends approval by the share owners. This plan was instituted as an additional compensation platform for our Directors, Officers, employees and consultants.

SUMMARY OF THE 1998 STOCK OPTION PLAN

The Board adopted the 1998 Stock Option Plan in August 1998 (the "Plan"). For the purposes of this summary, unless otherwise stated, "Plan" will refer to the 1998 Stock Option Plan. There are 1,500,000 shares of Common Stock available for issuance upon exercise of options granted under the Plan. We intend to submit the Plan to our shareholders for approval at our next annual meeting of shareholders. At December 31, 1998, we had outstanding options to purchase 90,100 shares at $5.00 vesting over a three-year period. The options expire ten years from the date of issuance. These options will become effective upon approval of the Plan by our shareholders.

GENERAL

The Plan authorized us to grant to our employees and directors (i) incentive stock options to purchase shares of Common Stock and (ii) non-qualified stock options to purchase shares of Common Stock.

OBJECTIVES

The objectives of the Plan are to provide incentives to our key employees, directors, officers and consultants to encourage them to devote their abilities and industry to the success of our business enterprise. We intend to achieve this purpose by extending an additional long-term incentive for high levels of performance and unusual effort.

OVERSIGHT

A Committee of the Board administers the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 7

subject to the Plan's limitations. This Committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

STATUTORY CONDITIONS ON STOCK OPTIONS

EXERCISE PRICE. Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of our Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of our Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by the Committee or the Board.

DOLLAR LIMIT. The aggregate fair market value, determined as of the time an incentive stock option is granted, of our Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year, cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time during any calendar year.

EXPIRATION DATE. Any option granted under the Plan will expire at the time fixed by the Committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

EXERCISABILITY. The Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will become exercisable in four (4) equal annual installments, the first of which becomes exercisable on the first anniversary of the date of grant of the option. However, the Compensation Committee may accelerate the exercisability of any option or any part thereof at its discretion.

ASSIGNABILITY. Options granted under the Plan are not assignable. Incentive Stock Options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

PAYMENT UPON EXERCISE OF OPTIONS. Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our Common Stock.

TAX CONSEQUENCES OF OPTIONS. An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan. An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 8


An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture.

The Company and its subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 3.

                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

GENERAL

The Corporation is governed by a Board of Directors and various committees of the Board which meet throughout the year. During the five months since the recapitalization of the Corporation, the Board held four meetings, at which all members of the Board were in attendance. The Board has an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE

The functions of the Audit Committee include recommending the appointment of the Corporation's independent auditors, overseeing the implementation of appropriate internal control mechanisms, reviewing the financial results on a quarterly basis and recommending or approving appropriate control procedures.

In addition, the committee is responsible for reviewing matters associated with internal control and the management of risk. The Audit Committee of the Corporation held one meeting in 1998, at which all members were present.

COMPENSATION COMMITTEE

The responsibilities of the Compensation Committee of the Corporation include approving, or recommending to the Board for its approval, the compensation of top executives of the corporation, and discharging duties under the Corporation's Stock Option Plan. Each member of the Compensation Committee has been, and will be, a non-employee director for purposes of administering the Stock Option Plan under Rule 16b-3 of the Securities Exchange Act of 1934. In 1998, the Compensation Committee held one meeting at which all members were present.

DIRECTORS' FEES AND OTHER ARRANGEMENTS

Employee Directors receive no additional compensation for their participation on the Board. Throughout 1998, non-employee Directors received no compensation.

The Compensation Committee recommended that non-employee Directors receive a retainer for services commencing with the 1999 calendar year. Non-employee Directors will receive a retainer in the amount of $20,000 per annum, to be paid ratably on July 1 and January 1 for the previous six months of service. One half of the annual retainer must be paid in the form of Elligent Common Stock equivalents. In addition, a director may make an irrevocable election on July 1 and January 1 of each year to defer all or a portion of the cash portion of the retainer.

On each payment date, we calculate the number of share equivalents awarded to each Director by dividing the deferred retainer amount by the closing market price of the Corporation's Common Stock. The director's account maintained at the Corporation will be credited with units so calculated. The value of the

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 9


aggregate deferred share equivalents will be paid in cash to Directors when they retire from the Board. The value will be determined by multiplying the total deferred shares equivalents by the then current market value of the Corporation's Common Stock.

Nevada Law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under Nevada law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by Nevada law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

The Articles of Incorporation of the Corporation eliminate the personal monetary liability of directors to the extent allowed under Nevada law. A shareholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, and not "negligence" or "gross negligence" in satisfying the director's duty of care. This provision in the Articles of Incorporation applies only to claims against a director arising out of his role as a director and not in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 10

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Company to the chief executive officer and the most highly compensated executive officers and key employees whose total remuneration exceeded $100,000 for services rendered in all capacities to the Company during the last three completed fiscal years.

                                                             Long Term
                                                           Compensation
                                                              Awards
                                                          --------------
                                            Annual          Securities
Name and Principal                      Compensation/       Underlying         All Other
Positions                      Year     Salary & Bonus    Options (#)(4)    Compensation (3)
------------------             ----     --------------    --------------    ----------------
Andreas Typaldos               1998        $104,167
Chief Executive Officer        1997          -0-
and President (1)              1996          -0-


Edwin T. Brondo                1998        $72,917
Executive Vice President,      1997          -0-
Chief Financial Officer,       1996          -0-
Secretary and Treasurer (2)


Scott Newman                   1998        $127,831                             $36,629
Vice President                 1997          -0-
(President of Conversion       1996          -0-
Services International) (3)


Lloyd T. Rochford              1998        $12,000
Chief Executive Officer (3)    1997          -0-
                               1996          -0-


Glenn Peipert (3)              1998        $107,318                              $6,976
                               1997          -0-
                               1996          -0-

----------
(1) Salary for Mr. Typaldos was accrued beginning August 1, 1998, based upon an annual rate of $250,000. This compensation was not paid during the five months ended December 31, 1998.

(2) Salary for Mr. Brondo reflects payments made during the five month period ended December 31, 1998, based upon an annual rate of $250,000.

(3) Salary for Messrs. Newman and Peipert reflect payments made during the five months period ended December 31, 1998, based upon employment agreements at an annual rate of $250,000. Mr. Rochford's salary was paid during the fiscal year ended July 31, 1998.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 11

                          OWNERSHIP OF OUR COMMON STOCK

The following table set forth information as of March 18, 1999 with respect to the number of shares of our Common Stock beneficially owned by individual directors, by all directors and officers of the Corporation as a group, and by persons known by the Corporation to own more than 5% of our Common Stock.

    Name of Beneficial                         Number             Percent of
    Owner and Address                         of Shares       Common Stock Owned
    -----------------                         ---------       ------------------

Andreas Typaldos (1)                         10,350,000              69.96
152 West 57th Street, 40th floor
New York, New York 10019

Patra Holdings, LLC (1)                      10,000,000              67.59
152 West 57th Street, 40th floor
New York, New York 10019

Edwin T. Brondo                                   1,000                  *
152 West 57th Street, 40th floor
New York, New York 10019

Scott Newman                                    900,000               6.08
152 West 57th Street, 40th floor
New York, New York 10019

Michel Berty                                     25,000                  *
152 West 57th Street, 40th floor
New York, New York 10019

Lloyd T. Rochford (2)                           174,285               1.18
152 West 57th Street, 40th floor
New York, New York 10019

All directors and                            11,450,285              77.40
officers as a group
(six persons)

----------
*     Less than 1%

(1) Mr. Typaldos controls Patra Holdings, LLC and therefore beneficial ownership of the shares held by Patra Holdings are attributed to Mr. Typaldos.

(2) Mr. Rochford's holdings include 3,000 shares owned by his wife as to which Mr. Rochford disclaims beneficial ownership.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting. If matters other than the ones listed in this Proxy Statement arise at the Meeting, the persons named in the proxy will vote the shares represented by the proxy according to their judgment.

PROXY STATEMENT
Elligent Consulting Group, Inc.
Page 12

                                  ANNUAL REPORT

The Company's Annual Report on Form 10KSB with certified financial statements required to be filed for the fiscal year ended December 31, 1998, accompanies this Notice and Proxy Statement and was mailed to all share owners of record on or about May ___, 1999. Any exhibit to the annual report on Form 10-KSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of the Corporation's Common Stock on April 30, 1999. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.


                         SHARE OWNERS' PROPOSALS FOR THE
                       2000 ANNUAL MEETING OF SHARE OWNERS

Elligent welcomes comments or suggestions from its share owners. If a share owner wants to have a proposal formally considered at the 2000 Annual Share Owners' Meeting, and included in the Proxy Statement for that Meeting, we must receive the proposal in writing on or before January 18, 2000. If a proposal is received by January 18, 2000, Elligent may include it in the Proxy Statement and, if it does, may use its discretionary authority to vote on the proposal. For proposals that are not submitted by January 18, Elligent may use its discretionary voting authority when the proposal is raised at the Annual Meeting, without inclusion of the proposal in its Proxy Statement.


                                 By order of the Board of Directors,

                                 Edwin T. Brondo
                                 Secretary

                        ELLIGENT CONSULTING GROUP, INC.

             Proxy Solicited on Behalf of the Board of Directors of
P                The Corporation for Annual Meeting June 10, 1999
R
O    The  undersigned  share  owner of  ELLIGENT  CONSULTING  GROUP,  INC.  (the
X "Corporation") acknowledges receipt of the Notice of Annual Meeting of Y Share Owners and Proxy Statement each dated May 18, 1999, and the undersigned  revokes all prior proxies and appoints EDWIN T. BRONDO,  LLOYD
     T. ROCHFORD, and MICHEL BERTY, and each of them, proxies for the undersigned to vote at the Annual Meeting of Share Owners to be held at 110 West 57th Street, New York, New York, at 10:00 a.m. on June 10, 1999, and any adjournment or postponement thereof, on all matters coming properly before said meeting.

                  Election of Directors, Nominees:
                  Andreas Typaidos, Edwin T. Brondo, Scott Newman, Michel Berty, Lloyd T. Rochford and Peter I. Cittadini

     Please mark, sign, date and return Proxy Card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                              ^FOLD AND DETACH HERE^

[X]  Please mark your
     votes as this
     example

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

The Board of Directors of ELLIGENT CONSULTING GROUP, INC. recommends a vote FOR:

                                   FOR          WITHHELD
1. Election of directors           [ ]            [ ]

For, except vote withheld from the following nominee(s):


2. Approval of Moore  Stephens PC as the          FOR    AGAINST   ABSTAIN
   independent     auditors    of    the          [ ]       [ ]       [ ]
   Corporation.

3. Ratification of 1998 Stock Option Plan.        [ ]       [ ]       [ ]




SIGNATURE: _____________________________________________ DATE: _________________
NOTE: Please sign name exactly as printed hereon. Joint owners should each sign. When signing as attorney, administrator, executor, guardian or trustee, please give title as such.
--------------------------------------------------------------------------------
                              ^FOLD AND DETACH HERE^